UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

INCEPTION GROWTH ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Washington Street New York, NY	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 636-6638

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGTA	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one share of common stock	IGTAR	The Nasdaq Stock Market LLC

Item 8.01. Other Events

Postponement of Special Meeting of Stockholders to July 14, 2025

On June 26, 2025, Inception Growth Acquisition Limited (the “Company”) issued a press release announcing that the Special Meeting of Stockholders, originally scheduled for 10:00 a.m. Hong Kong time on July 1, 2025, has been postponed to 10:00 a.m. Hong Kong time on July 14, 2025. There is no change to the location, the record date or any of the other proposals to be acted upon at the Special Meeting. The physical location of the Special Meeting remains at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and virtually via teleconference using the following dial-in information:

US Toll Free	+1 866 213 0992
Hong Kong Toll	+852 2112 1888
Participant Passcode	2910077#

The postponement is intended to provide stockholders with additional time to review the supplement (the “Supplement”) to the definitive proxy statement (the “Original Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on June 25, 2025. The Supplement corrects, among other things, the per share redemption price from $13.18 to $12.09, provides updates regarding the Company’s annual meeting held on June 5, 2025, and extends the deadline for stockholders to submit redemption requests.

As a result of the postponement, the deadline for delivery of redemption requests from the Company’s stockholders in connection with the proposed business combination has been extended from June 27, 2025 (two business days before the originally scheduled Special Meeting) to July 10, 2025 (two business days before the postponed Special Meeting). Stockholders who have already submitted redemption requests may revoke such requests prior to the new deadline in accordance with the procedures described in the Original Proxy Statement filed with the SEC on May 27, 2025, and the Supplement.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company, LLC

1 State Street 30th Floor

New York, NY 10004-1561

E-mail: spacredemptions@continentalstock.com

Stockholders are advised to review the Supplement carefully and to consider it together with the Original Proxy Statement, both available on the SEC’s EDGAR database at www.sec.gov, for complete details regarding the postponement, the corrected redemption price, the updated redemption deadline, and other corrected and updated information.

The Company’s stockholders who have questions regarding the postponement, the Special Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release dated June 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INCEPTION GROWTH ACQUISITION LIMITED

By:	/s/ Cheuk Hang Chow
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer

Date: June 26, 2025

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